Exhibit 99.1

5300 Town and Country Blvd., Suite 500
Frisco, Texas 75034
Telephone: (972) 668-8834
Contact: Ron Mills
VP of Finance and Investor Relations
Web Site: www.comstockresources.com

NEWS RELEASE

For Immediate Release

COMSTOCK RESOURCES, INC. REPORTS

FOURTH QUARTER 2025 FINANCIAL AND OPERATING RESULTS

FRISCO, TEXAS, February 11, 2026 – Comstock Resources, Inc. ("Comstock" or the "Company") (NYSE; NYSE Texas: CRK) today reported financial and operating results for the quarter and year ended December 31, 2025.

Highlights of 2025's Fourth Quarter

•
Higher natural gas prices in the fourth quarter drove improved financial results in the quarter.
•
Natural gas and oil sales, including realized hedging losses, were $364 million for the quarter.
•
Operating cash flow was $222 million or 0.75 per diluted share.
•
Adjusted EBITDAX for the quarter was $277 million.
•
Adjusted net income was $46 million or $0.16 per diluted share for the quarter.
•
Four successful wells were turned to sales in the Western Haynesville in the fourth quarter.
•
These wells had an average lateral length of 8,399 feet and an average per well initial production rate of 29 MMcf per day.
•
During 2025, Comstock turned a total of 12 wells to sales in the Western Haynesville with an average per well initial production rate of 33 MMcf per day.
•
Comstock turned 35 wells to sales in 2025 in its legacy Haynesville area with an average lateral length of 11,738 feet and a per well initial production rate of 25 MMcf per day.
•
Completed the sale of Shelby Trough assets in East Texas for net proceeds after selling expenses of $417 million.

Financial Results for the Three Months Ended December 31, 2025

During the fourth quarter of 2025, Comstock realized $3.27 per Mcf after hedging for its natural gas production of 111 Bcf. As a result, Comstock's natural gas and oil sales in the fourth quarter of 2025 increased to $364.0 million (including realized hedging losses of $2.6 million). Operating cash flow (excluding changes in working capital) generated in the fourth quarter of 2025 was $222.3 million, and net income for the fourth quarter was $286.8 million or $0.97 per diluted share. Net income in the quarter included a pre-tax gain of $292.3 million on the sale of its Shelby Trough properties, a pre-tax $36.8 million unrealized gain on hedging contracts held for price risk management resulting from the change in future natural gas prices since the third quarter of 2025 and a

$29.1 million impairment to Comstock's Eagle Ford shale properties. Excluding these items and exploration expense, adjusted net income for the fourth quarter of 2025 was $46.1 million, or $0.16 per diluted share.

Comstock's production cost per Mcfe in the fourth quarter averaged $0.77 per Mcfe, which was comprised of $0.38 for gathering and transportation costs, $0.25 for lease operating costs, $0.07 for production and other taxes and $0.07 for cash general and administrative expenses. Comstock's unhedged and hedged operating margins were 77% in the fourth quarter of 2025.

Financial Results for the Year Ended December 31, 2025

For the year ended December 31, 2025, Comstock realized $3.21 per Mcf after hedging for its natural gas production of 450 Bcf. Natural gas and oil sales for the year ended December 31, 2025 totaled $1.4 billion (including realized hedging gains of $20.1 million). Operating cash flow (excluding changes in working capital) generated during the year was $861.3 million, and net income was $420.2 million or $1.43 per diluted share. Net income during the year included a pre-tax gain of $291.9 million for the sale of its natural gas and oil properties and a pre-tax $62.4 million unrealized gain on hedging contracts held for risk management. Excluding these items, the impairment and exploration expense, adjusted net income for the year ended December 31, 2025 was $159.9 million or $0.54 per diluted share.

Comstock's production cost per Mcfe during the year ended December 31, 2025 averaged $0.79 per Mcfe, which was comprised of $0.37 for gathering and transportation costs, $0.27 for lease operating costs, $0.09 for production and other taxes and $0.06 for cash general and administrative expenses. Comstock's unhedged and hedged operating margin was 75% during 2025.

2025 Drilling Results

Comstock drilled 52 (44.2 net) operated horizontal Haynesville/Bossier shale wells in 2025, which had an average lateral length of 11,187 feet. Comstock also turned 47 (40.3 net) operated wells to sales in 2025, which had an average initial production rate of 27 MMcf per day.

Since its last operational update in October, Comstock has turned eleven (9.4 net) operated Haynesville/Bossier shale wells to sales. These wells had initial production rates that averaged 27 MMcf per day. The completed lateral length of these wells averaged 10,063 feet. Included in these wells, Comstock turned an additional four (4.0 net) operated Western Haynesville/Bossier shale wells to sales as follows:

Well	Vertical Depth (feet)	Completed Lateral (feet)	Initial Production Rate (MMcf per day)

Williams RM #1	16,286	8,186	31
Hutto TMM #1	18,333	8,836	31
Brown Trueheart W #1	17,663	8,763	32
Brown Trueheart BB #1	16,584	7,809	22

These wells had average initial daily production rates of 29 MMcf per day and average completed lateral lengths of 8,399 feet.

2025 Proved Oil and Gas Reserves

Comstock also announced that proved natural gas and oil reserves as of December 31, 2025 were estimated at 7.0 trillion cubic feet equivalent ("Tcfe") as compared to 3.8 Tcfe as of December 31, 2024. The reserve estimates were determined under SEC guidelines and were audited by the Company's independent reserve engineering firm. The 7.0 Tcfe of proved reserves at December 31, 2025 were substantially all natural gas, 41% developed and 99% operated by Comstock. The present value, using a 10% discount rate, of the future net cash flows before income taxes of the proved reserves (the "PV-10 Value"), was approximately $4.5 billion using the Company's average first of month 2025 prices of $3.07 per Mcf of natural gas and $61.98 per barrel of oil. The natural gas price used in determining the December 31, 2025 proved reserve estimates was substantially higher than the price used in 2024 of $1.84 per Mcf which allowed for the inclusion of certain proved undeveloped locations in the 2025 reserve report.

Using NYMEX future market prices as of December 31, 2025 of $3.23 per Mcf for natural gas and $56.82 per barrel of oil, as adjusted for the Company's basis differentials, proved reserves would have been 7.2 Tcfe with a PV-10 value of $5.2 billion.

The following table reflects the changes in the SEC and NYMEX proved reserve estimates since the end of 2024:

	SEC	NYMEX
	(Bcfe)
Proved Reserves:
Proved Reserves at December 31, 2024	3,764.1	7,022.5
Production	(450.4)	(450.4)
Extensions and discoveries	3,737.8	1,068.6
Divestitures	(16.4)	(419.0)
Revisions	(29.8)	(37.9)
Proved Reserves at December 31, 2025	7,005.3	7,183.8

Comstock replaced 823% of its 2025 production under SEC pricing and replaced 229% of its 2025 production under NYMEX pricing.

2026 Budget

In response to improved natural gas prices, the Company currently plans to increase the number of operating drilling rigs it is running from eight to nine during 2026. Four of the rigs will be devoted to the Western Haynesville to continue to delineate the new play. As a result, Comstock plans to spend approximately $1.4 billion to $1.5 billion in 2026 on its development and exploration projects and $100 million to $150 million on its Western Haynesville midstream system.

Earnings Call Information

Comstock has planned a conference call for 10:00 a.m. Central Time on February 12, 2026, to discuss the fourth quarter 2025 operational and financial results. Investors wishing to listen should visit the Company's website at www.comstockresources.com for a live webcast. Investors wishing to participate in the conference call telephonically will need to register at:

https://register-conf.media-server.com/register/BIae8372c1163d420aa61e1af518726ae0.

Upon registering to participate in the conference call, participants will receive the dial-in number and a personal PIN number to access the conference call. On the day of the call, please dial in at least 15 minutes in advance to ensure a timely connection to the call. The conference call will also be broadcast live in listen-only mode and can be accessed via the website URL: https://edge.media-server.com/mmc/p/fhhg297w.

If you are unable to participate in the original conference call, a web replay will be available for twelve months beginning at 1:00 p.m. CT on February 12, 2026. The replay of the conference can be accessed using the webcast link: https://edge.media-server.com/mmc/p/fhhg297w.

This press release may contain "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements are based on management's current expectations and are subject to a number of factors and uncertainties which could cause actual results to differ materially from those described herein. Although the Company believes the expectations in such statements to be reasonable, there can be no assurance that such expectations will prove to be correct. Information concerning the assumptions, uncertainties and risks that may affect the actual results can be found in the Company's filings with the Securities and Exchange Commission ("SEC") available on the Company's website or the SEC's website at sec.gov.

Comstock Resources, Inc. is a leading independent natural gas producer with operations focused on the development of the Haynesville shale in North Louisiana and East Texas. The Company's stock is traded on the NYSE and the NYSE Texas under the symbol CRK.

COMSTOCK RESOURCES, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Revenues:
Natural gas sales	$366,440	$287,626	$1,425,857	$1,043,886
Oil sales	168	672	2,292	3,597
Total natural gas and oil sales	366,608	288,298	1,428,149	1,047,483
Gas services	128,775	78,208	500,202	206,097
Gain (loss) on sale of assets	294,431	(35)	291,938	875
Total revenues	789,814	366,471	2,220,289	1,254,455
Operating expenses:
Production and ad valorem taxes	7,503	7,707	40,453	57,437
Gathering and transportation	41,763	44,434	166,108	194,890
Lease operating	27,775	31,379	122,662	130,504
Exploration	1,321	—	10,071	—
Depreciation, depletion and amortization	157,498	202,116	641,163	795,397
Impairment of natural gas and oil properties	29,071	—	29,071	—
Gas services	131,057	72,611	516,224	205,407
General and administrative	13,801	10,164	48,685	39,435
Total operating expenses	409,789	368,411	1,574,437	1,423,070
Operating income (loss)	380,025	(1,940)	645,852	(168,615)
Other Expenses:
Gain (loss) from derivative financial instruments	34,207	(79,022)	82,537	10,196
Other income	296	284	3,144	1,211
Interest expense	(56,060)	(54,616)	(222,797)	(210,621)
Total other expenses	(21,557)	(133,354)	(137,116)	(199,214)
Income (loss) before income taxes	358,468	(135,294)	508,736	(367,829)
(Provision for) benefit from income taxes	(71,699)	79,981	(88,533)	149,075
Net income (loss)	286,769	(55,313)	420,203	(218,754)
Net income attributable to noncontrolling interest	(5,850)	(2,816)	(24,592)	(10,897)
Net income (loss) attributable to Comstock	$280,919	$(58,129)	$395,611	$(229,651)

Net income (loss) per share:
Basic	$0.98	$(0.19)	$1.43	$(0.76)
Diluted	$0.97	$(0.19)	$1.43	$(0.76)
Weighted average shares outstanding:
Basic	291,097	290,170	290,779	287,010
Diluted	294,569	290,170	294,131	287,010

COMSTOCK RESOURCES, INC.

OPERATING RESULTS

(In thousands, except per unit amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Natural gas production (MMcf)	111,239	124,128	450,202	527,548
Oil production (Mbbls)	3	10	37	50
Total production (MMcfe)	111,257	124,185	450,423	527,847

Natural gas sales	$366,440	$287,626	$1,425,857	$1,043,886
Natural gas hedging settlements (1)	(2,573)	47,847	20,135	207,803
Total natural gas including hedging	363,867	335,473	1,445,992	1,251,689
Oil sales	168	672	2,292	3,597
Total natural gas and oil sales including hedging	$364,035	$336,145	$1,448,284	$1,255,286

Average natural gas price (per Mcf)	$3.29	$2.32	$3.17	$1.98
Average natural gas price including hedging (per Mcf)	$3.27	$2.70	$3.21	$2.37
Average oil price (per barrel)	$56.00	$67.20	$61.95	$71.94
Average price (per Mcfe)	$3.30	$2.32	$3.17	$1.98
Average price including hedging (per Mcfe)	$3.27	$2.71	$3.22	$2.38

Production and ad valorem taxes	$7,503	$7,707	$40,453	$57,437
Gathering and transportation	41,763	44,434	166,108	194,890
Lease operating	27,775	31,379	122,662	130,504
Cash general and administrative (2)	8,172	6,282	27,463	24,174
Total production costs	$85,213	$89,802	$356,686	$407,005

Production and ad valorem taxes (per Mcfe)	$0.07	$0.06	$0.09	$0.11
Gathering and transportation (per Mcfe)	0.38	0.36	0.37	0.37
Lease operating (per Mcfe)	0.25	0.25	0.27	0.25
Cash general and administrative (per Mcfe)	0.07	0.05	0.06	0.05
Total production costs (per Mcfe)	$0.77	$0.72	$0.79	$0.78

Unhedged operating margin	77%	69%	75%	61%
Hedged operating margin	77%	73%	75%	68%

Gas services revenues	$128,775	$78,208	$500,202	$206,097
Gas services expenses	131,057	72,611	516,224	205,407
Gas services margin	$(2,282)	$5,597	$(16,022)	$690

Natural Gas and Oil Capital Expenditures:
Unproved property acquisitions	$18,113	$18,448	$54,670	$106,386
Total natural gas and oil properties acquisitions	$18,113	$18,448	$54,670	$106,386
Exploration and Development:
Development leasehold	$4,616	$1,308	$14,562	$13,461
Exploratory drilling and completion	145,110	138,565	490,429	354,557
Development drilling and completion	101,952	92,235	517,375	503,550
Other development costs	18,113	8,325	32,493	30,500
Total exploration and development capital expenditures	$269,791	$240,433	$1,054,859	$902,068

(1)
Included in gain (loss) from derivative financial instruments in operating results.
(2)
Excludes stock-based compensation.

COMSTOCK RESOURCES, INC.

NON-GAAP FINANCIAL MEASURES

(In thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
ADJUSTED NET INCOME (LOSS):
Net income (loss)	$286,769	$(55,313)	$420,203	$(218,754)
Unrealized (gain) loss from derivative financial instruments	(36,780)	126,869	(62,402)	197,607
Impairment of natural gas and oil properties	29,071	—	29,071	—
Exploration expense	1,321	—	10,071	—
(Gain) loss on sale of assets	(294,431)	35	(291,938)	(875)
Adjustment to income taxes	60,168	(25,333)	54,852	(46,981)
Adjusted net income (loss) (1)	$46,118	$46,258	$159,857	$(69,003)

Adjusted net income (loss) per share (2)	$0.16	$0.16	$0.54	$(0.24)
Diluted shares outstanding	294,570	292,983	294,131	287,010

ADJUSTED EBITDAX:
Net income (loss)	$286,769	$(55,313)	$420,203	$(218,754)
Interest expense	56,060	54,616	222,797	210,621
Income taxes	71,699	(79,981)	88,533	(149,075)
Depreciation, depletion, and amortization	157,498	202,116	641,163	795,397
Exploration	1,321	—	10,071	—
Impairment of natural gas and oil properties	29,071	—	29,071	—
Unrealized (gain) loss from derivative financial instruments	(36,780)	126,869	(62,402)	197,607
Stock-based compensation	5,627	3,881	21,222	15,261
(Gain) loss on sale of assets	(294,431)	35	(291,938)	(875)
Total Adjusted EBITDAX (3)	$276,834	$252,223	$1,078,720	$850,182

(1)
Adjusted net income (loss) is presented because of its acceptance by investors and by Comstock management as an indicator of the Company's profitability excluding non-cash unrealized gains and losses on derivative financial instruments, gains and losses on sales of assets, impairment of natural gas and oil properties and other unusual items.
(2)
Adjusted net income (loss) per share is calculated to include the dilutive effects of unvested restricted stock pursuant to the two-class method and performance stock units and preferred stock pursuant to the treasury stock method.
(3)
Adjusted EBITDAX is presented in the earnings release because management believes that adjusted EBITDAX, which represents Comstock's results from operations before interest, income taxes, and certain non-cash items, including depreciation, depletion and amortization, impairment of natural gas and oil properties, unrealized (gain) loss from derivative financial instruments, (gain) loss on sale of assets and exploration expense, is a common alternative measure of operating performance used by certain investors and financial analysts.

COMSTOCK RESOURCES, INC.

NON-GAAP FINANCIAL MEASURES

(In thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
OPERATING CASH FLOW (1):
Net income (loss)	$286,769	$(55,313)	$420,203	$(218,754)
Reconciling items:
Unrealized (gain) loss from derivative financial instruments	(36,780)	126,869	(62,402)	197,607
Deferred income taxes	71,497	(57,754)	91,982	(124,919)
Depreciation, depletion and amortization	157,498	202,116	641,163	795,397
Impairment of natural gas and oil properties	29,071	—	29,071	—
Amortization of debt discount and issuance costs	3,051	2,957	11,976	11,476
Stock-based compensation	5,627	3,881	21,222	15,261
(Gain) loss on sale of assets	(294,431)	35	(291,938)	(875)
Operating cash flow	$222,302	$222,791	$861,277	$675,193
(Increase) decrease in accounts receivable	(62,396)	(18,989)	(60,496)	56,584
(Increase) decrease in other current assets	(6,634)	(22,144)	17,518	(22,893)
Increase (decrease) in accounts payable and other accrued expenses	70,932	85,395	81,308	(88,547)
Net cash provided by operating activities	$224,204	$267,053	$899,607	$620,337

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
FREE CASH FLOW (2):
Operating cash flow	$222,302	$222,791	$861,277	$675,193
Less:
Exploration and development capital expenditures	(269,791)	(240,433)	(1,054,859)	(902,068)
Midstream capital expenditures	(60,535)	(38,638)	(223,592)	(85,377)
Other capital expenditures	(17,780)	(558)	(17,893)	(2,264)
Contributions from midstream partnership	59,000	24,500	215,500	60,500
Free cash deficit from operations	$(66,804)	$(32,338)	$(219,567)	$(254,016)
Acquisitions	(18,113)	(18,448)	(54,670)	(106,386)
Proceeds from divestitures	413,702	—	428,868	1,214
Free cash flow (deficit) after acquisition and divestiture activity	$328,785	$(50,786)	$154,631	$(359,188)

(1)
Operating cash flow is presented in the earnings release because management believes it to be useful to investors as a common alternative measure of cash flows which excludes changes to other working capital accounts.
(2)
Free cash flow from operations and free cash flow after acquisition and divestiture activity are presented in the earnings release because management believes them to be useful indicators of the Company's ability to internally fund acquisitions and debt maturities after exploration and development capital expenditures, midstream and other capital expenditures, proved and unproved property acquisitions, and proceeds from divestitures of natural gas and oil properties.

COMSTOCK RESOURCES, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands)

	December 31, 2025	December 31, 2024
ASSETS
Cash and cash equivalents	$23,930	$6,799
Accounts receivable	242,545	174,846
Derivative financial instruments	19,206	4,865
Other current assets	75,257	97,524
Total current assets	360,938	284,034
Property and equipment, net	6,215,494	5,688,389
Goodwill	335,897	335,897
Operating lease right-of-use assets	94,733	73,777
	$7,007,062	$6,382,097

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable	$501,695	$421,814
Accrued costs	153,248	146,173
Operating leases	46,937	35,927
Derivative financial instruments	27,636	8,940
Total current liabilities	729,516	612,854
Long-term debt	2,809,066	2,952,090
Deferred income taxes	437,098	345,116
Derivative financial instruments	—	66,757
Long-term operating leases	47,692	37,740
Asset retirement obligation	20,787	33,996
Total liabilities	4,044,159	4,048,553
Stockholders' Equity:
Common stock	146,527	146,130
Additional paid-in capital	1,376,053	1,366,274
Accumulated earnings	1,124,230	728,619
Total stockholders' equity attributable to Comstock	2,646,810	2,241,023
Noncontrolling interest	316,093	92,521
Total stockholders' equity	2,962,903	2,333,544
	$7,007,062	$6,382,097